Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. Period ended June 30, 2022 Exhibit 99.1

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 2 Cautionary Note Regarding Forward-Looking Statements The following information is current as of June 30, 2022 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended June 30, 2022, the Form 10-Q for the quarter ended June 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2022, and subsequent reports filed with the SEC. This report contains “forward-looking” statements and information based on management’s current expectations as of the date of this report. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID- 19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; our expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the determination by our Board of Directors, and based on an evaluation of our earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2022 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations and other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s annual report on Form 10-K for the year ended December 31, 2021 (filed with the SEC on February 24, 2022) and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third-parties, including counterparties to our derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third- party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayment on the loans that we own; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires us to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. We do not undertake any obligation to update or revise these forward- looking statements to conform such statements to actual results or changes in our expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s non-GAAP “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in non-GAAP “Core Earnings” results. The Company provides a non-GAAP “Core Earnings” measure because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s non-GAAP “Core Earnings” is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – non-GAAP ‘Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 3

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 4 • Date Transaction Date Transaction Date Transaction July 2015 SMB Private Education Loan Trust 2015-B May 2016 SMB Private Education Loan Trust 2016-A February 2017 SMB Private Education Loan Trust 2017-A July 2016 SMB Private Education Loan Trust 2016-B October 2016 SMB Private Education Loan Trust 2016-C November 2017 SMB Private Education Loan Trust 2017-B March 2018 SMB Private Education Loan Trust 2018-A June 2018 SMB Private Education Loan Trust 2018-B September 2018 SMB Private Education Loan Trust 2018-C March 2019 SMB Private Education Loan Trust 2019-A June 2019 SMB Private Education Loan Trust 2019-B February 2020 SMB Private Education Loan Trust 2020-A August 2020 SMB Private Education Loan Trust 2020-B May 2021 SMB Private Education Loan Trust 2021-B August 2021 SMB Private Education Loan Trust 2021-D November 2021 SMB Private Education Loan Trust 2021-E

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 5 • • • • • • • •

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 6 Smart Option Serviced Portfolio: 30-59 Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Data as of June 30, 2022. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 31-60 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 30-59 days) to conform with delinquency bucket periods defined by the FFIEC. 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2021 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 7 Smart Option Serviced Portfolio: 60-89 Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2021 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage Data as of June 30, 2022. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 61-90 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 60-89 days) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 8 Smart Option Serviced Portfolio: 90+ Day Delinquencies 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2021 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage Data as of June 30, 2022. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 91 days and greater). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 90 days and greater) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 9 Smart Option Serviced Portfolio: Forbearance 0% 5% 10% 15% 20% 25% 30% 35% 40% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1) Data for Sallie Mae Bank 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1),(2) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2021(3),(4) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage Data as of June 30, 2022. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) COVID-related disaster forbearance includes activity of current as well as delinquent accounts. (3) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (4) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 10 Smart Option Serviced Portfolio: Annualized Gross Defaults 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank 0% 2% 4% 6% 8% 10% M a r- 1 4 J u n -1 4 S e p -1 4 D e c -1 4 M a r- 1 5 J u n -1 5 S e p -1 5 D e c -1 5 M a r- 1 6 J u n -1 6 S e p -1 6 D e c -1 6 M a r- 1 7 J u n -1 7 S e p -1 7 D e c -1 7 M a r- 1 8 J u n -1 8 S e p -1 8 D e c -1 8 M a r- 1 9 J u n -1 9 S e p -1 9 D e c -1 9 M a r- 2 0 J u n -2 0 S e p -2 0 D e c -2 0 M a r- 2 1 J u n -2 1 S e p -2 1 D e c -2 1 M a r- 2 2 J u n -2 2 P e rc e n t o f P & I R e p a y m e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank P&I Repayment Vintages 2011-2021 (2), (3) SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage Data as of June 30, 2022. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 11 3.3% 2.7% 2.4% 2.1% 2.0% 1.4% 0.7% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 2021⁽³⁾ 6.2% 5.1% 4.3% 3.4% 2.8% 1.6% 0.7% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 2021⁽³⁾ 9.8% 8.6% 7.5% 6.5% 5.5% 3.6% 1.3% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 9 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 2021⁽³⁾ (1) Please see page 19 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2022 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans were included in an ABS trust. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 7.2% 6.1% 5.3% 4.4% 3.8% 2.4% 1.0% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 8 C u m u la ti v e D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a y m e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Total Portfolio Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2012⁽²⁾ 2013⁽²⁾ 2014⁽²⁾ 2015⁽³⁾ 2016⁽³⁾ 2017⁽³⁾ 2018⁽³⁾ 2019⁽³⁾ 2020⁽³⁾ 2021⁽³⁾

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 12 Data as of June 30, 2022. (1) Please see pages 20 & 21 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2020 Disbursement Vintage represents prepayments occurring during the first 18 months (i.e., first six quarters) after a loan was disbursed regardless of the month in 2020 during which such loan was disbursed; and (ii) prepayment data for loans in the 2019 Disbursement Vintage represents prepayments occurring during the first 30 months (i.e., first ten quarters) after a loan was disbursed regardless of the month in 2019 during which such loan was disbursed. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 13 ► Data as of June 30, 2022. (1) Please see pages 20 & 21 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2020 Disbursement Vintage represents prepayments occurring during the first 18 months (i.e., first six quarters) after a loan was disbursed regardless of the month in 2020 during which such loan was disbursed; and (ii) prepayment data for loans in the 2019 Disbursement Vintage represents prepayments occurring during the first 30 months (i.e., first ten quarters) after a loan was disbursed regardless of the month in 2019 during which such loan was disbursed. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 14 (1) Please see page 19 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2022 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 499 0.8% 1.3% 1.2% 1.1% 0.9% 0.6% 0.4% 0.4% 0.3% 6.9% 2011 (2) 1083 0.6% 0.9% 1.2% 1.1% 0.9% 0.7% 0.5% 0.4% 6.4% 2012 (2) 1577 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013 (2) 2163 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.4% 2014 (2) 2790 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015 (3) 2490 0.3% 1.8% 1.5% 1.1% 0.8% 0.7% 0.6% 0.3% 7.2% 2016 (3) 3177 0.2% 1.4% 1.5% 1.0% 0.8% 0.8% 0.4% 6.1% 2017 (3) 3801 0.3% 1.3% 1.4% 0.9% 0.8% 0.5% 5.3% 2018 (3) 4197 0.2% 1.2% 1.4% 1.0% 0.5% 4.4% 2019 (3) 4485 0.3% 1.2% 1.5% 0.7% 3.8% 2020 (3) 4350 0.2% 1.3% 0.8% 2.4% 2021 (3) 4998 0.2% 0.7% 1.0% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 474 0.8% 1.3% 1.1% 1.1% 0.9% 0.6% 0.4% 0.4% 0.3% 6.7% 2011 (2) 994 0.6% 0.8% 1.1% 1.0% 0.8% 0.7% 0.5% 0.4% 5.9% 2012 (2) 1442 0.4% 0.7% 1.1% 0.9% 0.8% 0.7% 0.4% 5.1% 2013 (2) 1958 0.3% 0.8% 1.3% 0.9% 0.8% 0.7% 4.8% 2014 (2) 2513 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015 (3) 2220 0.2% 1.5% 1.4% 1.0% 0.8% 0.6% 0.6% 0.3% 6.5% 2016 (3) 2845 0.2% 1.2% 1.4% 0.9% 0.7% 0.8% 0.4% 5.7% 2017 (3) 3411 0.2% 1.1% 1.4% 0.8% 0.8% 0.5% 4.9% 2018 (3) 3774 0.2% 1.1% 1.4% 1.0% 0.5% 4.2% 2019 (3) 4041 0.3% 1.1% 1.5% 0.7% 3.5% 2020 (3) 3938 0.2% 1.2% 0.8% 2.2% 2021 (3) 4558 0.2% 0.6% 0.8% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 25 1.0% 2.5% 1.9% 1.7% 1.1% 0.6% 0.2% 0.3% 0.2% 9.7% 2011 (2) 89 1.4% 2.7% 2.3% 2.0% 1.4% 1.0% 0.7% 0.5% 12.0% 2012 (2) 135 1.0% 2.6% 2.9% 2.0% 1.3% 1.1% 0.7% 11.7% 2013 (2) 206 0.8% 2.9% 3.1% 1.8% 1.4% 0.9% 11.0% 2014 (2) 277 0.9% 4.1% 3.0% 2.0% 1.4% 11.5% 2015 (3) 270 1.0% 4.3% 2.6% 1.8% 1.2% 1.1% 0.8% 0.4% 13.1% 2016 (3) 332 0.6% 3.0% 2.5% 1.5% 1.1% 0.8% 0.4% 9.9% 2017 (3) 391 0.6% 2.9% 1.9% 1.3% 0.9% 0.6% 8.3% 2018 (3) 423 0.5% 2.6% 1.9% 1.3% 0.7% 7.0% 2019 (3) 445 0.5% 2.4% 2.0% 1.1% 6.0% 2020 (3) 412 0.4% 2.5% 1.5% 4.5% 2021 (3) 439 0.5% 1.6% 2.1% Smart Option Combined (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Smart Option Combined (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Combined (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 15 (1) Please see page 19 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2022 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 491 0.8% 1.3% 1.2% 1.1% 0.9% 0.6% 0.4% 0.4% 0.2% 6.9% 2011 (2) 808 0.8% 0.9% 1.1% 0.9% 0.7% 0.5% 0.4% 0.3% 5.6% 2012 (2) 810 0.7% 0.7% 0.9% 0.7% 0.6% 0.5% 0.3% 4.4% 2013 (2) 823 0.6% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014 (2) 849 0.5% 0.7% 0.7% 0.6% 0.5% 3.1% 2015 (3) 570 0.6% 0.8% 0.6% 0.4% 0.4% 0.2% 0.2% 0.1% 3.3% 2016 (3) 747 0.5% 0.6% 0.6% 0.4% 0.3% 0.2% 0.1% 2.7% 2017 (3) 951 0.6% 0.5% 0.5% 0.4% 0.3% 0.2% 2.4% 2018 (3) 1098 0.5% 0.5% 0.5% 0.4% 0.2% 2.1% 2019 (3) 1170 0.6% 0.6% 0.6% 0.2% 2.0% 2020 (3) 1129 0.5% 0.5% 0.4% 1.4% 2021 (3) 1278 0.4% 0.3% 0.7% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 467 0.8% 1.3% 1.1% 1.1% 0.9% 0.6% 0.4% 0.4% 0.3% 6.8% 2011 (2) 746 0.7% 0.8% 1.1% 0.9% 0.6% 0.5% 0.4% 0.3% 5.3% 2012 (2) 748 0.6% 0.6% 0.8% 0.7% 0.6% 0.4% 0.3% 4.0% 2013 (2) 754 0.5% 0.5% 0.8% 0.5% 0.4% 0.4% 3.2% 2014 (2) 771 0.5% 0.6% 0.6% 0.6% 0.4% 2.6% 2015 (3) 497 0.5% 0.6% 0.5% 0.4% 0.4% 0.2% 0.2% 0.1% 2.9% 2016 (3) 650 0.4% 0.5% 0.5% 0.4% 0.3% 0.2% 0.1% 2.3% 2017 (3) 829 0.5% 0.4% 0.5% 0.3% 0.3% 0.1% 2.1% 2018 (3) 964 0.4% 0.5% 0.4% 0.4% 0.2% 1.9% 2019 (3) 1034 0.6% 0.5% 0.5% 0.2% 1.8% 2020 (3) 1012 0.4% 0.4% 0.3% 1.2% 2021 (3) 1159 0.4% 0.2% 0.6% 0 1 2 3 4 5 6 7 8 9 Total 2010 (2) 24 1.0% 2.5% 1.8% 1.7% 1.2% 0.6% 0.2% 0.3% 0.2% 9.7% 2011 (2) 62 1.7% 2.2% 2.0% 1.6% 1.1% 0.7% 0.5% 0.3% 10.0% 2012 (2) 62 1.3% 1.8% 2.3% 1.4% 0.9% 0.7% 0.4% 8.8% 2013 (2) 69 1.5% 2.1% 2.0% 1.3% 0.9% 0.4% 8.2% 2014 (2) 78 1.4% 2.1% 1.8% 1.2% 0.9% 7.3% 2015 (3) 73 1.3% 2.0% 1.2% 0.7% 0.5% 0.4% 0.2% 0.2% 6.5% 2016 (3) 97 1.0% 1.4% 1.1% 0.8% 0.5% 0.3% 0.2% 5.3% 2017 (3) 121 1.1% 1.3% 0.8% 0.6% 0.4% 0.4% 4.6% 2018 (3) 134 0.9% 1.1% 1.0% 0.6% 0.3% 3.8% 2019 (3) 136 0.9% 1.4% 1.1% 0.3% 3.7% 2020 (3) 117 1.0% 1.3% 0.6% 2.9% 2021 (3) 118 0.8% 0.9% 1.7% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Interest Only (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Interest Only (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 16 (1) Please see page 19 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2022 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 271 0.2% 1.1% 1.5% 1.5% 1.4% 1.1% 0.9% 0.7% 8.5% 2012 (2) 520 0.4% 0.9% 1.7% 1.2% 1.1% 0.9% 0.6% 6.8% 2013 (2) 697 0.4% 1.0% 1.4% 1.0% 1.0% 0.7% 5.4% 2014 (2) 948 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015 (3) 781 0.4% 1.3% 1.3% 0.9% 0.8% 0.6% 0.6% 0.3% 6.2% 2016 (3) 1008 0.4% 1.0% 1.2% 0.9% 0.7% 0.6% 0.4% 5.1% 2017 (3) 1168 0.3% 0.9% 1.2% 0.8% 0.7% 0.4% 4.3% 2018 (3) 1261 0.3% 0.9% 1.0% 0.8% 0.5% 3.4% 2019 (3) 1373 0.3% 0.8% 1.2% 0.5% 2.8% 2020 (3) 1379 0.2% 0.9% 0.6% 1.6% 2021 (3) 1592 0.2% 0.5% 0.7% 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 245 0.1% 0.8% 1.3% 1.3% 1.3% 1.1% 0.9% 0.7% 7.6% 2012 (2) 475 0.3% 0.7% 1.5% 1.1% 1.0% 0.9% 0.6% 6.1% 2013 (2) 637 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 4.9% 2014 (2) 865 0.3% 0.9% 1.2% 1.1% 0.9% 4.3% 2015 (3) 704 0.3% 1.1% 1.2% 0.8% 0.7% 0.5% 0.5% 0.3% 5.6% 2016 (3) 907 0.3% 0.9% 1.1% 0.8% 0.6% 0.6% 0.4% 4.7% 2017 (3) 1051 0.3% 0.8% 1.2% 0.7% 0.7% 0.4% 4.0% 2018 (3) 1135 0.2% 0.8% 1.0% 0.7% 0.4% 3.1% 2019 (3) 1234 0.3% 0.8% 1.1% 0.5% 2.6% 2020 (3) 1239 0.2% 0.7% 0.5% 1.4% 2021 (3) 1439 0.2% 0.4% 0.6% 0 1 2 3 4 5 6 7 8 9 Total 2011 (2) 26 0.9% 3.9% 3.0% 2.9% 2.1% 1.6% 1.0% 0.9% 16.4% 2012 (2) 45 1.3% 2.6% 3.9% 2.3% 1.7% 1.3% 0.8% 14.0% 2013 (2) 60 1.0% 2.6% 3.0% 1.7% 1.3% 1.0% 10.7% 2014 (2) 82 1.2% 3.1% 2.5% 1.6% 1.3% 9.7% 2015 (3) 77 1.5% 2.9% 2.8% 1.8% 1.1% 1.0% 0.9% 0.3% 12.3% 2016 (3) 102 0.9% 2.3% 2.1% 1.4% 1.2% 0.5% 0.4% 8.7% 2017 (3) 117 0.7% 2.1% 1.6% 1.3% 0.9% 0.5% 7.1% 2018 (3) 126 0.7% 2.0% 1.6% 1.1% 0.6% 6.0% 2019 (3) 139 0.6% 1.6% 1.8% 0.8% 4.7% 2020 (3) 139 0.3% 1.9% 1.4% 3.7% 2021 (3) 152 0.7% 1.2% 1.9% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Fixed Payment (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 17 (1) Please see page 19 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2022 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 247 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.7% 7.6% 2013 (2) 643 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014 (2) 993 0.1% 2.5% 2.2% 1.7% 1.4% 7.9% 2015 (3) 1139 0.1% 2.8% 2.1% 1.5% 1.1% 0.9% 0.9% 0.5% 9.8% 2016 (3) 1422 0.0% 2.2% 2.2% 1.3% 1.1% 1.2% 0.6% 8.6% 2017 (3) 1683 0.1% 2.0% 2.1% 1.3% 1.3% 0.7% 7.5% 2018 (3) 1838 0.1% 1.9% 2.3% 1.5% 0.8% 6.5% 2019 (3) 1943 0.1% 1.9% 2.3% 1.2% 5.5% 2020 (3) 1843 0.0% 2.2% 1.3% 3.6% 2021 (3) 2128 0.1% 1.2% 1.3% 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 219 0.1% 1.1% 1.2% 1.4% 1.0% 1.2% 0.7% 6.6% 2013 (2) 566 0.1% 1.2% 1.8% 1.3% 1.2% 1.1% 6.8% 2014 (2) 877 0.1% 2.0% 2.0% 1.6% 1.3% 6.9% 2015 (3) 1019 0.1% 2.3% 1.9% 1.4% 1.0% 0.9% 0.9% 0.5% 8.9% 2016 (3) 1289 0.0% 1.9% 2.1% 1.3% 1.0% 1.1% 0.6% 8.1% 2017 (3) 1531 0.1% 1.8% 2.0% 1.2% 1.2% 0.7% 7.1% 2018 (3) 1675 0.1% 1.6% 2.2% 1.5% 0.8% 6.2% 2019 (3) 1773 0.1% 1.7% 2.3% 1.1% 5.2% 2020 (3) 1687 0.0% 2.0% 1.3% 3.3% 2021 (3) 1960 0.1% 1.0% 1.1% 0 1 2 3 4 5 6 7 8 9 Total 2012 (2) 28 0.0% 4.3% 2.8% 3.0% 1.8% 1.7% 1.2% 14.7% 2013 (2) 77 0.1% 4.0% 4.3% 2.3% 2.0% 1.3% 13.9% 2014 (2) 117 0.3% 6.2% 4.2% 2.9% 1.9% 15.6% 2015 (3) 120 0.6% 6.6% 3.4% 2.4% 1.6% 1.5% 1.0% 0.5% 17.6% 2016 (3) 133 0.0% 4.8% 3.8% 2.0% 1.4% 1.4% 0.6% 14.1% 2017 (3) 152 0.1% 4.8% 3.1% 1.9% 1.4% 0.9% 12.2% 2018 (3) 162 0.0% 4.4% 2.9% 2.0% 1.1% 10.4% 2019 (3) 170 0.0% 4.0% 3.0% 1.9% 8.9% 2020 (3) 155 0.1% 4.0% 2.2% 6.4% 2021 (3) 169 0.1% 2.6% 2.6% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Deferred (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5) Smart Option Deferred (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage by Years Since First P&I Repayment Period (1), (4), (5)

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 18

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 19     o o o   o o o

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 20         

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. 21 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡𝑡 = 𝑃𝑀𝑇𝑡 − 𝑆𝑃𝑡 𝑆𝑀𝑀𝑡 = Τ𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡𝑡 𝐸𝑋𝑃𝑡 𝑆𝑅𝑡 = 1 − 𝑆𝑀𝑀𝑡 𝐶𝑃𝑅𝑛 = 1 − ෑ 𝑡=1 3 𝑆𝑅𝑡 4 𝑤ℎ𝑒𝑟𝑒: 𝑛 = 𝑞𝑢𝑎𝑟𝑡𝑒𝑟 𝑡 = 𝑚𝑜𝑛𝑡ℎ 𝑜𝑓 𝑞𝑢𝑎𝑟𝑡𝑒𝑟